UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2018

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36138	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

A copy of the press release of the Company, dated July 10, 2018, relating to the announcement discussed in Item 8.01 below is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or of Sections 11 and 12(a)(2) of the Securities Act, and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On July 10, 2018, the Company issued a press release announcing its plans to withdraw its Conditional Marketing Authorization Application in the European Union for axalimogene filolisbac to treat metastatic cervical cancer in patients who progress beyond first-line therapy; submission of an Investigational New Drug (IND) application with the U.S. Food and Drug Administration to study its first ADXS-HOT drug candidate for the treatment of non-small cell lung cancer; and selection of prostate cancer as the second cancer type within its ADXS-HOT program to move towards the clinic, with an IND filing anticipated within the next six months.

Forward-Looking Statements

This report contains forward-looking statements, including, but not limited to, statements regarding the Company’s ability and strategies to develop and commercialize cancer immunotherapies, timing of planned clinical trials and regulatory milestones, potential partnership opportunities and the safety and efficacy of the Company’s proprietary immunotherapies. These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in the Company’s SEC filings including, but not limited to, its report on Form 10-K for the fiscal year ended October 31, 2017, which is available at www.sec.gov. Any forward-looking statements set forth in this report speak only as of the date of this report. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements. Information contained on the Company’s website does not constitute part of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	Press release issued by Advaxis, Inc., dated July 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)
Date: July 10, 2018
	By:	/s/ Kenneth A. Berlin
Kenneth A. Berlin
President and Chief Executive Officer